SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                February 19, 1999
                                 Date of Report
                        (Date of earliest event reported)


                             POWER EXPLORATION, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                    000-09419                    84-0811647
(State of Incorporation)      Commission File No.      (IRS Employer Ident. No.)


                        Suite 201, 5020 Collinwood Ave.,
                             Ft. Worth, Texas 76107
                    (Address of principal executive offices)

                                 (817) 377-4460
                         (Registrant's telephone number)


          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Materially Important Events.

Change in Transfer Agent

         In a special meeting of the Board of Directors held on February 19, 1999, the Company chose a new transfer agent. Any questions regarding buying or selling of the Company's stock should now be directed to:

         Securities Transfer Corporation
         16910 Dallas Parkway
         Suite 100
         Dallas, Texas 75248


Lawsuit Settled

         Power Exploration, Inc. ("Power") has settled its litigation with certain consultants that performed services for the Company during 1997. The settlement agreement gives the Company back part of the common stock it previously issued under those agreements.

         The Company feels that the settlement was in its best interest and that the result will increase shareholder value by putting shares back into its treasury.

         As part of the settlement, the parties have agreed to disclose only the information that concerns the investing public.


Change in Private Placement Memorandum

         At an Executive Committee meeting held on March 3, 1999, the Company made changes to a private placement memorandum previously authorized at an Executive Committee meeting held on January 11, 1999. At the prior meeting, the Company authorized the creation of a private placement memorandum for the purpose of raising additional capital through the issuance of restricted equities. The number of authorized for this placement was be two million at a price of $1.00 per share, less legal and accounting fees; the Executive Committee modified the placement to be four million shares at a price of $0.50 per share.

         The entire amount of authorized shares in the private placement memorandum will not be required to be placed before the issuance of shares begins nor will it be required for the entire issue to be placed.



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Item 7.     Exhibits.

EX-3 SPECIAL ACTION BY THE BOARD OF DIRECTORS OF POWER EXPLORATION, INC. DATED FEBRUARY 19, 1999

EX-4    SPECIAL ACTION BY THE EXECUTIVE COMMITTEE OF POWER EXPLORATION, INC.
         DATED MARCH 3, 1999.










                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 POWER EXPLORATION, INC.


Date:    March 4, 1999                           /S/ Mark S. Zouvas
                                                     -----------------------
                                                     Mark S. Zouvas
                                                     Chief Financial Officer












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EX-3     SPECIAL ACTION BY THE BOARD OF DIRECTORS DATED FEBRUARY 19, 1999


             MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS
                             POWER EXPLORATION, INC.
                                February 19, 1999



A Special Meeting of the Board of Directors was held on the 19th day of February, 1999 at 1:00 P.M. at 5020 Collinwood Avenue, Suite 201, Fort Worth, Texas.

The meeting was called to order by M. O. Rife, III, Chairman. Present in person or by telephone were directors: M. O. Rife, III, Joe Bill Bennett, and Guy Pyron, which constitutes a quorum of the Board of Directors. Mark Zouvas was designated Secretary of the Meeting.

Upon Motion made and duly seconded, and after due deliberation, the Board of Directors authorized Chief Financial Officer Mark Zouvas to change the Company's stock transfer agent. Securities Transfer Corporation of Dallas, Texas was chosen as the new transfer agent.

There being no further business, upon Motion duly made and seconded, the meeting was adjourned.



                                                /S/ M. O. Rife, III
                                                ---------------------------
                                                    M. O. Rife, III
                                                    Chairman of the Board

                                                /S/ Mark S. Zouvas
                                                ---------------------------
                                                    Mark S. Zouvas
                                                    Chief Financial Officer











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EX-4     SPECIAL ACTION BY THE EXECUTIVE COMMITTEE DATED MARCH 3, 1999.


             MINUTES OF A SPECIAL MEETING OF THE EXECUTIVE COMMITTEE
                             POWER EXPLORATION, INC.
                                  March 3, 1999


A special Meeting of the Executive Committee was held on the 3rd day of March 1999, at 3:00 P.M. at 5020 Collinwood, Suite 201, Fort Worth, Texas.

The meeting was called to order by Mark Zouvas, Secretary and Chief Financial Officer. Present was Director and Chief Operating Officer, Joe Bill Bennett, which constitutes a majority of the Executive Committee. Mr. Bennett acted as chairman of the meeting and Mr. Zouvas acted as Secretary of the meeting.

The Secretary announced that a quorum was represented, and having been duly convened, was ready to proceed with its business.

                                     Subject
                                     -------

Discussion was then held concerning the modification of a private placement previously authorized by the Executive Committee on January 11, 1999. Based on the current stock price as of the date of this action and the expected future price of the Company, a discussion was held regarding the number of shares to be issued ant the price per share of the private placement.

Upon motion duly made, seconded and unanimously carried, it was:

RESOLVED, Power Exploration, Inc. will authorize the creation of a private placement memorandum for the purpose of raising additional capital through the issuance of restricted equities. The number of shares to be authorized for this placement will be four million (4,000,000) at a price of $0.50 per share, less legal and accounting fees. This placement will be issued at the discretion of the executive committee and memorialized in an action therefrom. The entire amount of authorized shares in the private placement memorandum will not be required to be placed before the issuance of shares begins nor will it be required for the entire issue to be placed.

There being no further business, upon Motion duly made and seconded, the meeting was adjourned.

                                             /S/ Joe B. Bennett
                                             ---------------------------
                                                 Joe B. Bennett
                                                 Chief Operating Officer

                                             /S/ Mark S. Zouvas
                                             ---------------------------
                                                 Mark S. Zouvas
                                                 Chief Financial Officer



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